Exhibit 99.1

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CIBC World Markets Annual Biotechnology and
Specialty Pharmaceuticals Conference

Leslie J. Browne, Ph.D.

President & CEO

April 5th, 2006

Forward-Looking Statements

This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s ability to build its pipeline of novel drug candidates, through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia’s plans to develop its DARA program, Pharmacopeia’s ability to successfully perform under its new collaboration with GlaxoSmithKline, the planned cessation of full-time employee funding from Pharmacopeia’s existing collaborations with Schering-Plough, the continuation and funding level of such continuation of Pharmacopeia’s existing drug discovery collaboration with N.V. Organon, Pharmacopeia’s intentions regarding the establishment of new drug discovery collaborations with leading pharmaceutical and biotechnology organizations, Pharmacopeia’s expectations concerning the development priorities of its collaborators and their ability to successfully develop compounds, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its Report on Form 10-K filed on March 20, 2006 and subsequent filings under the Securities and Exchange Act of 1934. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Pharmacopeia’s Strategy

DARA

Selected Indications
Pharmacopeia Today
Lead Discovery	Lead Optimization	Preclinical Development	Phase 1	Phase 2	Phase 3
Former business

		Partner		Partner

Retain candidates at least to clinical validation with the option to continue alone to NDA for selected indications or partner for Ph III clinical development

Turning Discovery Assets into Clinical Assets

Drug Discovery Assets	Internal: JAK3, CCR1, A2A, avb3 DARA
Intellectual Property
	Leveraged: GSK		Clinical Assets
Proven Drug Discovery Know-How
External: Development Portfolio S-P, Organon

4

The Last 12 Months

•                  Expanded product portfolio

•                  12 compounds in development including 1 from Pharmacopeia

•                  One or more partnered clinical programs may advance

•                  Still waiting for Phase I to Phase II promotion

•                  Advanced internal program to preclinical development

•                  Licensed in dual acting receptor (AT1/ETA) antagonist (DARA)

•                  Established strategic alliance

•                  Entered enabling collaboration with GSK

•                  Achieved year end cash and short term investments of $25-30 million

•                  Actual $30.4 million

5

GlaxoSmithKline Partnership

Announced March 30th, 2006

•                  Re-validates Pharmacopeia’s unique discovery platform

•                  Non-dilutive financing - $15 million

•                  Solid milestone payments - up to $83 million per program

•                  Double-digit royalties – up to mid-teen percent

•                  Strong global partner for development and commercialization

•                  Facilitates forward integration into clinical development

Robust Growing Internal Pipeline

Our Source of Drug Candidates

		Worldwide	Lead	Preclinical
	Program	Rights	Generation	Optimization	Development	IND Filing
PS433540	Cardiovascular DARA	Pharmacopeia	----------------------------------------------->
PS608504	Transplantation JAK3	Pharmacopeia	-------------------------->
PS388023	Angiogenesis avb3/avb5	Pharmacopeia	-------------------------->
PS246518	Parkinsons AdenosineA2A	Pharmacopeia	-------------------------->
PS375179	Rheumatoid/MS CCR1	Pharmacopeia	-------------------------->

•                  DARA in preclinical development

•                  Optimization focused on JAK3, CCR1 and A2A

DARA – Compelling Business Opportunity

Announced March 31st, 2006

Dual Acting Angiotensin (AT1) and Endothelin (ETA) Receptor Antagonist (DARA)

•                  Combines the properties of two marketed cardiovascular products in a single molecule – first-in-class

•                  Strong preclinical and clinical data - potential in hypertension, CHF and diabetic nephropathy

•                  In advanced pre-clinical development – potential to achieve IND status in the next 12 months

•                  Potential confirmation of activity in Phase I

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ET1 and A II – Integrated Systems

[GRAPHIC]

[GRAPHIC]

•                  A II (AT1) and ET1 (ETA)

•                  Vasoconstriction

•                  Tissue proliferation/fibrosis

•                  Inflammation

•                  Preclinical models of Hypertension and Heart Failure

•                  ET1 and A II antagonist combination beneficial in pre-clinical models ( BP, cardiac hypertrophy and mortality)

•                  BMS-456567 (PS433540) potent antihypertensive in multiple rat models

•                  Clinical Data – ETA blocker and AT1 blocker show

•                  Improved renal hemodynamics

•                  Diabetic nephropathy – marked decrease in urinary albumin excretion rate and proteinuria

PS433540 – Antihypertensive Activity

Effect of Irbesartan and PS433540 on Mean Arterial BP
in Telemeterized Spontaneously Hypertensive Rats
(SHR)

[CHART]

PS433540 reduces blood pressure more than irbesartan

at 30 and 100 mmol/kg

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Proven Track Record of Success

		Worldwide	Lead	Preclinical		Clinical Phase			NDA
	Program	Rights	Generation	Optimization	Development	I	II	III	Filed
PS540446	Rheumatoid Arthritis p38	Bristol Myers Squibb	-------------------------------------------------------->
PS460644	Asthma/Allergy VLA-4	Daiichi	-------------------------------------------------------->
PS291822	COPD CXCR2	Schering-Plough	-------------------------------------------------------->
PS095760	Oncology	Schering-Plough	------------------------------------------>
PS891169	Inflammation iNOS	Berlex	------------------------------------------>
PS778629	CNS	Organon	------------------------------------------>
PS241541	Oncology	Schering-Plough	------------------------------------------>
PS873266	Inflammation	Celgene	------------------------------------------>
PS386113	Inflammation	Schering-Plough	------------------------------------------>
PS948115	Respiratory	Schering-Plough	------------------------------------------>
PS388023	Ocular avb3/avb5	Allergan	---------------------->

Diversified partnered portfolio of significant royalty interests

Financial Summary

Financial Data for the 3 Months Ended December 31, 2005

$5.6 million in net revenue

$3.1 million in net loss

Financial Data for the 12 Months Ended December 31, 2005

$20.4 million in net revenue

$17.1 million in net loss

Cash, Cash Equivalents and Marketable Securities at Year End

$30.4 million versus 2005 Financial Guidance of $25 to $30 million

2006 Financial Guidance of $30 to $35 million

Stock Information

Stock Exchange:	NASDAQ

Stock Symbol:	PCOP

Shares Outstanding (3/10/2006):	15.2 million

52- Week Range:	$3.03 - $6.31

Daily Trading Volume (4/3/2006)*:	76,000 shares

Market Capitalization (4/3/2006):	~ $80 million

Enterprise Value**:	~ $50 million

*Trailing 3-month average / **Calculated on cash and liquid securities as of 12/31/2005.

Analyst Coverage:	Joe Pantginis - initiated10/2005 Canaccord Adams

Adam Noah – initiated12/2005 Merriman, Curhan, Ford

Near Term Milestones

•                  Within 12-months

•                  Two internal candidates in pre-clinical development

•                  One or more partnered programs in clinical Phase II

•                  Strategic partnership with significant retained rights

•                  Core clinical-regulatory capability added

•                  Year end cash and short term investments of $30 - $35MM

•                  Within 18-months

•                  IND for internal candidate filed

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Discovering excellence, driving clinical success